UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 3, 2025
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Sable Offshore Corp.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40111 (Commission File Number)	85-3514078 (I.R.S. Employer Identification Number)

845 Texas Avenue, Suite 2920
Houston, TX		Houston, TX 77002
(Address of principal executive offices)		(Zip code)
(713) 579-6161
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.0001	SOC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On November 3, 2025, Sable Offshore Corp. (the “Company” or “Sable”) and Exxon Mobil Corporation (“Exxon”) entered into an amendment (the “Amendment”) to the Senior Secured Term Loan Agreement (the “Existing Secured Term Loan” and, after the Amendment is effective, the “Senior Secured Term Loan”). The Amendment will become effective upon the satisfaction of certain conditions, including the Company receiving equity contributions in an amount of no less than $225.0 million, net of underwriting fees and other transaction costs and expenses, and other customary closing conditions. However, there is no guarantee that the Company will be able to satisfy the necessary conditions to effect the Amendment.

The Amendment, once effective, extends the maturity date of the Existing Secured Term Loan to the earlier of (i) March 31, 2027 or (ii) the date falling 90 days after first sales of Hydrocarbons (as defined in the Existing Secured Term Loan). The Amendment increases the interest rate from ten percent (10%) per annum to fifteen percent (15%) per annum, compounded annually, payable in arrears on January 1st of each year. At the Company’s election, accrued but unpaid interest may be deemed paid on each interest payment date by adding the amount of interest owed to the outstanding principal (paid-in-kind) amount under the Existing Senior Secured Term Loan. The Amendment also includes additional reporting covenants and a financial liquidity covenant that requires the Company to have not less than $25.0 million in unrestricted cash, measured at the end of each month.

Item 7.01	Regulation FD Disclosure.
On November 3, 2025, the Company issued a press release providing a strategic update to investors and announcing the Company will be hosting a special conference call today, Monday, November 3, 2025 at 8:00am CST / 9:00am EST to discuss this strategic update. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also, on November 3, 2025, the Company posted presentation materials on its website. The presentation materials are attached hereto as Exhibit 99.2 and incorporated herein by reference. These materials may also be used by the Company at today's special conference call, or at one or more presentations with analysts, investors or other stakeholders.

The information contained in the attached press release and presentation are summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission filings and other public announcements. The Company undertakes no duty or obligation to publicly update or revise this information, although it may do so from time to time.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Cautionary Statement Regarding Forward-Looking Statements
The information in this Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “continue,” “plan,” “forecast,” “predict,” “potential,” “future,” “outlook,” and “target,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements will contain such identifying words. These statements are based on the current beliefs and expectations of Sable’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Factors that could cause Sable’s actual results to differ materially from those described in the forward-looking statements include: failure to satisfy the closing conditions for effectiveness of the Amendment; failure to consummate the offering; our ability to recommence full production of the Santa Ynez field in Federal waters offshore California and associated onshore processing and pipeline assets, including the implementation of an offshore storage and treating vessel strategy, bringing oil to market, and the cost and time required therefor, and production levels once recommenced; availability of future financing; our financial performance, including liquidity estimates; litigation, complaints and/or adverse publicity; our ability to comply with laws and regulations applicable to our business; and other one-time events and other factors that can be found in Sable’s Annual Report on Form 10-K for the year ended December 31, 2024, and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are filed with the SEC and are available on Sable’s website (www.sableoffshore.com) and on the SEC’s website (www.sec.gov). Except as required by applicable law, Sable undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
99.1	Press Release of Sable Offshore Corp., dated November 3, 2025, Sable Offshore Corp. Provides Strategic Update to Investors.
99.2	Presentation materials for the November 3, 2025 Strategic Update.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sable Offshore Corp.

Date:	November 3, 2025	By:	/s/ Gregory D. Patrinely
		Name:	Gregory D. Patrinely
		Title:	Executive Vice President and Chief Financial Officer